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                                                                   EXHIBIT 10.5


                               FOURTH AMENDMENT TO
                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                           POST APARTMENT HOMES, L.P.


         This Fourth Amendment to Second Amended and Restated Agreement of Limited Partnership of Post Apartment Homes, L.P. (this "Amendment") is entered into as of December ___, 1998, by and among Post GP Holdings, Inc. (the "General Partner") and the Limited Partners of Post Apartment Homes, L.P. All capitalized terms used herein shall have the meanings given to them in the Second Amended and Restated Agreement of Limited Partnership of Post Apartment Homes, L.P., dated October 24, 1997 as amended to date (the "Partnership Agreement").

         WHEREAS, it is in the best interests of the Partnership, the Partners, the General Partner and PPI to modify the Redemption Right set forth in Section
8.6 of the Partnership Agreement to allow the Partnership, in its sole and absolute discretion, to require PPI to contribute the Redemption Amount to the General Partner and the General Partner, in turn, to contribute the Redemption Amount to the Partnership;

         WHEREAS, this modification of the Redemption Right is not adverse to any Limited Partner;

         WHEREAS, the General Partner is authorized to amend the Partnership Agreement for such purpose pursuant to Sections 14.1.B(1), (4) and (5) of the Partnership Agreement;

         NOW THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         Section 1.        Redemption Rights.

         The Partnership Agreement is hereby amended by adding the following
Section 8.6.F immediately following the existing Section 8.6.E:

                  F. Notwithstanding the other provisions of this Section 8.6, the Partnership, in its sole and absolute discretion, shall have the right to require PPI to contribute to the General Partner the Redemption Amount to be paid by the Partnership to redeeming Limited Partners pursuant to Section 8.6.A hereof. Upon any such contribution by PPI to the General Partner, the General Partner, in turn, shall be required to contribute the Redemption Amount so contributed to it by PPI to the Partnership and the Partnership shall use the Redemption Amount so contributed to it by the General Partner to fulfill its obligations pursuant to Section 8.6.A. The General Partner shall be deemed to have made a Capital Contribution to the Partnership, the Partnership shall be deemed simultaneously to have reimbursed the


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         General Partner pursuant to Section 7.4.C and the General Partner in turn shall be deemed to have reimbursed PPI, all in the amount of the Redemption Amount.

         Section 2.        Definitions.

         a. The definition of "Redemption Amount" in the Partnership Agreement is hereby deleted and the following new definition of "Redemption Amount" is inserted in its place and such new definition shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the term "Redemption Amount" as used in the Partnership Agreement and in this
Amendment:

                  "Redemption Amount" means either the Cash Amount or the REIT Shares Amount, as determined by the Partnership in its sole and absolute discretion. A Redeeming Partner shall have no right, without the Partnership's consent, to receive the Redemption Amount in the form of the REIT Shares Amount.

         b. The definition of "Liquidation Preference Amount" in the Partnership Agreement is hereby deleted and the following new definition thereof is inserted in its place and such new definition shall be for all purposes, unless otherwise indicated to the contrary, applied to the term "Redemption Amount" as used in the Partnership Agreement.

                  "Liquidation Preference Amount" means, with respect to any Preferred Partnership Unit, the amount payable with respect to such Preferred Partnership Unit (as established by the instrument designating such Preferred Partnership Units) upon the voluntary or involuntary dissolution, liquidation or winding up of the Partnership, or upon the earlier redemption of such Preferred Partnership Unit, as the case may be, but excluding any accrued and unpaid quarterly distributions in respect of such Preferred Partnership Unit.

         Section 3.        Exhibit C -- Special Allocation Rules.

         Exhibit C to the Partnership Agreement is hereby deleted and the attached Exhibit C is hereby substituted in its place.

         Section 4.        Miscellaneous.

         Except as specifically set forth herein, all other terms and conditions of the Partnership Agreement shall remain unmodified and in full force and effect, the same being confirmed and republished hereby. This Amendment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument and any of the parties or signatories hereto may execute this Amendment by signing any such counterpart.

                    [SIGNATURES COMMENCE ON FOLLOWING PAGE.]


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         IN WITNESS WHEREOF, the parties hereto have executed the Amendment under seal as of the date first written above.

                                 GENERAL PARTNER:

                                 POST GP HOLDINGS, INC.,
                                 a Georgia corporation


                                 By:  /s/
                                     ----------------------------
                                     Name:
                                          -----------------------
                                     Title:
                                           ----------------------


                                 Attest: /s/
                                        -------------------------
                                       Name:
                                            ---------------------
                                       Title:
                                             --------------------

                                                   [CORPORATE SEAL]


                                 LIMITED PARTNERS:


                                 POST LP HOLDINGS, INC.,
                                 a Georgia corporation,
                                 as attorney-in-fact for the
                                 Limited Partners

                                 By:  /s/
                                     ----------------------------
                                     Name:
                                          -----------------------
                                     Title:
                                           ----------------------

                                 Attest: /s/
                                        -------------------------
                                       Name:
                                            ---------------------
                                       Title:
                                             --------------------

                                                   [CORPORATE SEAL]